Exhibit 99.2

Erie Indemnity Company
Consolidated Statements of Operations
(dollars in millions, except per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2013	2012	2013	2012
Revenues	(Unaudited)
Premiums earned	$1,267	$1,160	$4,898	$4,493
Net investment income	106	112	422	438
Net realized investment gains	270	60	771	418
Net impairment losses recognized in earnings	(3)	0	(13)	0
Equity in earnings of limited partnerships	49	32	161	131
Other income	8	8	32	32
Total revenues	1,697	1,372	6,271	5,512
Benefits and expenses
Insurance losses and loss expenses	896	909	3,467	3,480
Policy acquisition and underwriting expenses	331	298	1,237	1,133
Total benefits and expenses	1,227	1,207	4,704	4,613

Income from operations before income taxes and noncontrolling interest	470	165	1,567	899
Provision for income taxes	156	46	519	280
Net income	$314	$119	$1,048	$619

Less: Net income attributable to noncontrolling interest in consolidated entity – Exchange	278	89	885	459

Net income attributable to Indemnity	$36	$30	$163	$160

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.75	$0.63	$3.46	$3.38
Class A common stock – diluted	$0.67	$0.56	$3.08	$2.99
Class B common stock – basic	$113	$94	$520	$505
Class B common stock – diluted	$113	$94	$519	$505

Weighted average shares outstanding attributable to Indemnity – Basic
Class A common stock	46,520,232	47,006,247	46,660,651	47,357,836
Class B common stock	2,542	2,543	2,542	2,544

Weighted average shares outstanding attributable to Indemnity – Diluted
Class A common stock	52,715,338	53,193,844	52,855,757	53,547,833
Class B common stock	2,542	2,543	2,542	2,544

Dividends declared per share
Class A common stock	$0.6350	$2.5925	$2.4125	$4.2500
Class B common stock	$95.2500	$388.8750	$361.8750	$637.5000

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Three months ended December 31,		Three months ended December 31,		Three months ended December 31,		Three months ended December 31,
	2013	2012	2013	2012	2013	2012	2013	2012
Management operations:
Management fee revenue, net	$301	$275	$—	$—	$(301)	$(275)	$—	$—
Service agreement revenue	8	8	—	—	—	—	8	8
Total revenue from management operations	309	283	—	—	(301)	(275)	8	8
Cost of management operations	268	249	—	—	(268)	(249)	—	—
Income from management operations before taxes	41	34	—	—	(33)	(26)	8	8
Property and casualty insurance operations:
Net premiums earned	—	—	1,247	1,143	—	—	1,247	1,143
Losses and loss expenses	—	—	870	883	(1)	(1)	869	882
Policy acquisition and underwriting expenses	—	—	355	321	(36)	(29)	319	292
Income (loss) from property and casualty insurance operations before taxes	—	—	22	(61)	37	30	59	(31)
Life insurance operations: (1)
Total revenue	—	—	53	45	0	(1)	53	44
Total benefits and expenses	—	—	39	33	0	0	39	33
Income from life insurance operations before taxes	—	—	14	12	0	(1)	14	11
Investment operations: (1)
Net investment income	4	4	82	87	(4)	(3)	82	88
Net realized gains on investments	0	1	261	56	—	—	261	57
Net impairment losses recognized in earnings	0	0	(3)	0	—	—	(3)	0
Equity in earnings of limited partnerships	9	5	40	27	—	—	49	32
Income from investment operations before taxes	13	10	380	170	(4)	(3)	389	177
Income from operations before income taxes and noncontrolling interest	54	44	416	121	—	—	470	165
Provision for income taxes	18	14	138	32	—	—	156	46
Net income	$36	$30	$278	$89	$—	$—	$314	$119

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Years ended December 31,		Years ended December 31,		Years ended December 31,		Years ended December 31,
	2013	2012	2013	2012	2013	2012	2013	2012
Management operations:
Management fee revenue, net	$1,266	$1,157	$—	$—	$(1,266)	$(1,157)	$—	$—
Service agreement revenue	31	31	—	—	—	—	31	31
Total revenue from management operations	1,297	1,188	—	—	(1,266)	(1,157)	31	31
Cost of management operations	1,088	983	—	—	(1,088)	(983)	—	—
Income from management operations before taxes	209	205	—	—	(178)	(174)	31	31
Property and casualty insurance operations:
Net premiums earned	—	—	4,820	4,422	—	—	4,820	4,422
Losses and loss expenses	—	—	3,365	3,384	(5)	(5)	3,360	3,379
Policy acquisition and underwriting expenses	—	—	1,387	1,284	(187)	(182)	1,200	1,102
Income (loss) from property and casualty insurance operations before taxes	—	—	68	(246)	192	187	260	(59)
Life insurance operations: (1)
Total revenue	—	—	192	178	(2)	(2)	190	176
Total benefits and expenses	—	—	144	132	0	0	144	132
Income from life insurance operations before taxes	—	—	48	46	(2)	(2)	46	44
Investment operations: (1)
Net investment income	15	16	325	338	(12)	(11)	328	343
Net realized gains on investments	1	5	753	404	—	—	754	409
Net impairment losses recognized in earnings	0	0	(12)	0	—	—	(12)	0
Equity in earnings of limited partnerships	22	15	138	116	—	—	160	131
Income from investment operations before taxes	38	36	1,204	858	(12)	(11)	1,230	883
Income from operations before income taxes and noncontrolling interest	247	241	1,320	658	—	—	1,567	899
Provision for income taxes	84	81	435	199	—	—	519	280
Net income	$163	$160	$885	$459	$—	$—	$1,048	$619

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Reconciliation of Operating Income to Net Income

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest.  Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations.  It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses.  Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations.  We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder Interest
	Three months ended December 31,		Years ended December 31,
(in millions, except per share data)	2013	2012	2013	2012
	(Unaudited)
Operating income attributable to Indemnity	$36	$29	$162	$157
Net realized gains and impairments on investments	0	1	1	5
Income tax expense	0	0	0	(2)
Realized gains and impairments, net of income taxes	0	1	1	3
Net income attributable to Indemnity	$36	$30	$163	$160

Per Indemnity Class A common share-diluted:
Operating income attributable to Indemnity	$0.67	$0.54	$3.07	$2.92
Net realized gains and impairments on investments	0.00	0.02	0.01	0.10
Income tax expense	0.00	0.00	0.00	(0.03)
Realized gains and impairments, net of income taxes	0.00	0.02	0.01	0.07
Net income attributable to Indemnity	$0.67	$0.56	$3.08	$2.99

Erie Indemnity Company
Consolidated Statements of Financial Position
(in millions)

	December 31, 2013	December 31, 2012

Assets
Investments – Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$526	$452
Equity securities	50	55
Limited partnerships	146	180
Other invested assets	1	1
Investments – Exchange
Available-for-sale securities, at fair value:
Fixed maturities	8,162	7,707
Equity securities	819	945
Trading securities, at fair value	3,202	2,417
Limited partnerships	940	1,037
Other invested assets	20	20
Total investments	13,866	12,814

Cash and cash equivalents (Exchange portion of $403 and $388, respectively)	452	400
Premiums receivable from policyholders – Exchange	1,167	1,062
Reinsurance recoverable – Exchange	172	168
Deferred income taxes – Indemnity	2	37
Deferred acquisition costs – Exchange	566	504
Other assets (Exchange portion of $337 and $339, respectively)	451	456
Total assets	$16,676	$15,441

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$476	$515
Exchange liabilities
Losses and loss expense reserves	3,747	3,598
Life policy and deposit contract reserves	1,758	1,708
Unearned premiums	2,598	2,365
Deferred income taxes	450	365
Other liabilities	97	99
Total liabilities	9,126	8,650

Indemnity's shareholders’ equity	734	642

Noncontrolling interest in consolidated entity – Exchange	6,816	6,149
Total equity	7,550	6,791
Total liabilities, shareholders’ equity and noncontrolling interest	$16,676	$15,441